UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2004

Carrollton Bancorp

(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 North Charles Street, Suite 300, Baltimore, Maryland 21201

(Address of Principal Executive Offices)      (ZIP Code)

Registrant’s telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure (Provided under Items 7 and 2.02)

The following information is furnished pursuant to Items 7 and 2.02 “Disclosure of Results of Operations and Financial Condition:”

On November 15, 2004, the Registrant issued a press release relating to its dividend declaration for the quarter ended September 30, 2004. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

	By:	/s/ Robert A. Altieri
Name: Robert A. Altieri
Title: Chief Executive Officer and President

Date: November 16, 2004

/s/ Barbara M. Broczkowski
Name: Barbara M. Broczkowski
Title: Senior Vice President and
Chief Financial Officer

Date: November 16, 2004

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued November 15, 2004